Equity (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Equity [Abstract]
Common stock, par or stated value per share (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized (in shares)	50,000,000	50,000,000
Common stock, shares issued (in shares)	19,000,000	19,000,000
Common stock, shares outstanding (in shares)	19,000,000	19,000,000
Capital contributions	$ 0	$ 0	$ 202,104
Acquisition of noncontrolling interests description	Infobird Beijing acquired an additional 18.18% of noncontrolling interests in Infobird Guiyang for approximately $1.8 million (RMB 12,360,000). The acquisition increased Infobird Beijing’s controlling interest in Infobird Guiyang from 72.00% to 90.18%.
Reduction in Paid-in capital	$ 1,685,154
Paid-in-capital, registered capital and statutory reserves	6,308,638	5,902,867
Statutory reserves	$ 437,549	$ 31,778	$ 0